SECURITIES AND EXCHANGE COMMISSION

                          	WASHINGTON, D.C.  20549



                                 	FORM 8-K/A

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
        ACT OF 1934


DATE OF REPORT:  July 27, 1999
(Date of earliest event reported)  June 28, 1999


                    	DOBSON COMMUNICATIONS CORPORATION
           	(Exact name of registrant as specified in its charter)



          OKLAHOMA               333-23769          73-1110531
(State or other jurisdiction   (Commission        (IRS Employer
     of incorporation)         File Number)    Identification No.)



              	13439 North Broadway Extension, Suite 200
                       	Oklahoma City, Oklahoma	                    73114
                (Address of principal executive offices)          (Zip Code)


                              (405) 529-8500
            (Registrant's telephone number, including area code)

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                	INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

    	The following exhibits are filed as a part of this report:

Exhibit
  No.  	Description                             Method of Filing
- ------- -----------                             ----------------
  2.0   Asset Purchase Agreement                  (1) [2.11]
        dated November 24, 1998 between
        First Cellular of Maryland, Inc.
        and Dobson Cellular of Maryland, Inc.


(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-71633), as the exhibit number indicated in brackets and incorporated by reference herein.

                              	SIGNATURE

   		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 27, 1999                    Dobson Communications Corporation
                                        (Registrant)

                                        By    RONALD L. RIPLEY
                                              Ronald L. Ripley
                                              Vice President

                           EXHIBIT INDEX

Exhibit
  No.     Description                      Method of Filing
- -------   -----------                      ----------------

2.0       Asset Purchase Agreement         Incorporated herein by reference
          dated November 24, 1998 between
          First Cellular of Maryland, Inc.
          and Dobson Cellular of Maryland,
          Inc.